SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 14, 2002
Date of Earliest Event Reported: November 14, 2002

OpenTV Corp.
(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands
(State or Other Jurisdiction of Incorporation)

001-15473	98-0212376

(Commission File Number)	(I.R.S. Employer Identification No.)

401 East Middlefield Road
Mountain View, CA 94043
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 429-5500

Item 7.    Financial Statements and Exhibits.

(c)	The following exhibits are being filed with this Current Report on Form 8-K:

99.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by James J. Ackerman, Chief Executive Officer of OpenTV Corp.

99.2	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by Scott H. Ray, Chief Financial Officer of OpenTV Corp.

Item 9.    Regulation FD Disclosure.

On November 14, 2002, OpenTV Corp. (the “Company”) filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ending September 30, 2002. In connection with such report, the Company submitted to the Securities and Exchange Commission the certifications of the Chief Executive Officer and the Chief Financial Officer of the Company as required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the foregoing certifications are attached as exhibits to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2002

OPENTV CORP.

By:	/S/ JAMES ACKERMAN

Name: Title:	James Ackerman Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by James J. Ackerman, Chief Executive Officer of OpenTV Corp.

99.2	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, executed by Scott H. Ray, Chief Financial Officer of OpenTV Corp.